Exhibit 99.1

Bausch + Lomb to Highlight Company Transformation and Growth Strategy at Investor Day

VAUGHAN, Ontario, Nov. 13, 2025 – Bausch + Lomb Corporation (NYSE/TSX: BLCO), a leading global eye health company dedicated to helping people see better to live better, will outline the next chapter of its evolution today during an investor day event at the New York Stock Exchange.

Leading Through Reinvention

Over the past few years, Bausch + Lomb has undergone a complete transformation by redefining how it operates. The company has sharpened its focus through simplification, rebuilt its culture around accountability and innovation and embraced AI and other new technologies to succeed now and well into the future.

“Bausch + Lomb today is a fundamentally different company than it was just a few years ago,” said Brent Saunders, chairman and CEO, Bausch + Lomb. “We’ve reignited a sense of ownership and ambition across the organization to better serve patients, customers and consumers and deliver sustainable, profitable growth.”

Three-Year Plan for Profitable Growth1

During the event, Bausch + Lomb leadership will unveil plans to achieve above-market revenue growth and meaningful margin expansion. The company’s target of 5 – 7% constant currency revenue CAGR2 through 2028 is expected to be driven by holistic growth in its base business and recent product launches across the spectrum of eye health needs. The company’s target of approximately 23% adjusted EBITDA (ex. Acq. IPR&D) margin2 in 2028 is expected to be fueled by continuous improvements to how it sources, makes and sells products, and an ongoing examination of opportunities to streamline internal processes. Bausch + Lomb will also announce additional financial targets of double-digit adjusted annual earnings per share growth (ex. Acq. IPR&D)2 from 2026 – 2028, approximately 50% adjusted cash flow from operations to adjusted EBITDA (ex. Acq. IPR&D) conversion2 in 2028 and net leverage2 of approximately 3.5x by the end of 2028.

The company will also reaffirm its 2025 guidance.

“Our roadmap to above-market growth and meaningful margin expansion is clear,” said Sam Eldessouky, executive vice president and chief financial officer, Bausch + Lomb. “We’re driving P&L leverage and making smart investments in innovation and execution to ensure that every dollar contributes to long-term value creation for our shareholders.”

1 The financial targets and guidance in this news release are only effective as of the date given, November 13, 2025, and will not be updated or affirmed unless and until the Company publicly announces updated or affirmed financial targets or guidance. Distribution or reference of this news release following November 13, 2025, does not constitute the Company re-affirming these financial targets and guidance. See the “Forward-looking Statements” section for further information.

2 This is a non-GAAP measure or ratio. For further information on non-GAAP measures and ratios, please refer to the “Non-GAAP Information” section of this news release.

Loaded and Differentiated Pipeline

Most of the event will be dedicated to Bausch + Lomb’s rebuilt product pipeline, with R&D and commercial leaders highlighting potential game-changing innovations at varying clinical stages in each business unit. Total projected peak sales of pipeline products, with anticipated peaks staggered based on launch dates, is approximately $7 billion.

“We’re pushing the boundaries of ocular science to transform how eye diseases – from common to complex – are understood, treated and ultimately prevented,” said Yehia Hashad, MD, executive vice president, R&D and chief medical officer, Bausch + Lomb. “We’ve been bringing new products to market at a record pace, and our innovation engine is built to sustain growth well into the next decade.”

Pipeline products by business that will be highlighted:

Consumer

•	New PreserVision® formulation – AREDS3 – would support vision health in people with age-related macular degeneration (AMD) through the addition of a proprietary vitamin B complex (anticipated launch: 1H 2026)

•	New formulation of LUMIFY® – the #1 eye doctor recommended redness reliever – combining brimonidine and hyaluronic acid would make for a more luxurious feeling drop with a fast onset of action (anticipated launch: 1H 2027)

•	Preservative-free lipid-based formulation of Blink® Triple Care (anticipated launch: 1H 2026) and new bottle technology under development would introduce additional science-backed OTC options for dry eye sufferers

Pharmaceuticals

•	Potential first-in-class dual-action eye drop combining the active ingredients of MIEBO® and XIIDRA® is expected to address both the evaporative and inflammatory causes of dry eye (anticipated launch: ~2029)

•	First neurosensory-targeted therapy for ocular surface pain – the #1 reason for visits to eye care professionals – would address a critical unmet need (anticipated launch: ~2030)

•	Glaucoma medication under development would be the first to treat vision loss in addition to lowering intraocular pressure (anticipated launch: ~2031)

•	Early-stage research collaborations designed to address unmet patient needs in intermediate AMD and geographic atrophy (anticipated launch dates: 2030+)

Surgical

•	enVista Beyond™ intraocular lens using pure refractive optics – no diffractive rings – expected to provide a continuous extended depth of focus and reduce dysphotopsias (anticipated launch: 2027)

•	ELIOS™ – already approved in Europe and backed by extensive clinical data – brings a truly implant-free minimally invasive glaucoma surgery approach, using excimer laser precision to create outflow channels safely and effectively (anticipated U.S. launch: 2H 2026)

•	SeeNova™, a new phaco and vitreoretinal platform, to offer enhanced fluidics and multi-function handpieces to make surgery more efficient (anticipated launch: 2028)

•	SeeLyra™, a next generation femtosecond laser, to feature live optical coherence tomography guidance and soft docking for accuracy and patient comfort (anticipated launch: 2H 2026)

Contact Lens

•	There has not been a new contact lens material breakthrough in the industry for more than 25 years; that would change with the planned introduction of a bioactive hyaluronic acid hydrogel lens, creating an entirely new category (anticipated launch: 2028)

•	Cost-competitive daily disposable silicon hydrogel lens would provide eye care professionals with a new option for price-conscious patients (anticipated launch: 2029)

•	Premium silicon hydrogel offering would introduce a new level of comfort in the frequent replacement lens category (anticipated launch: 2029)

•	Silicon hydrogel lens designed to slow the progression of myopia in children and young adolescents would address a growing need that’s becoming more and more urgent (anticipated launch: 2029)

The investor day presentation, which details the three-year financial targets and delves into the science behind each pipeline product, and webcast registration details are available on the Investor Relations section of the Bausch + Lomb website.

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About Bausch + Lomb

Our mission is simple – we help people see better to live better, all over the world. For nearly two centuries we’ve evolved with the changing needs of patients and customers, and our commitment to innovation and improving the standard of care in eye health has never been stronger. From contact lenses to prescription products, over-the-counter options, surgical devices and more, we’re turning bold ideas into better outcomes through passion, perseverance and purpose. Learn more at www.bausch.com and connect with us on Facebook, Instagram, LinkedIn, X and YouTube.

Forward-looking Statements

This news release contains forward-looking information and statements within the meaning of applicable securities laws (collectively, “forward-looking statements”), which may generally be identified by the use of the words “anticipates,” “expects,” “predicts,” “projects,” “goals,” “intends,” “plans,” “should,” “could,” “would,” “may,” “might,” “will,” “strive,” “believes,” “estimates,” “potential,” “target,” “commit,” “forecast,” “outlook,” “guidance,” “tracking” or “continue” and positive and negative variations or similar expressions, and phrases or statements that certain actions, events or results may, could, should or will be achieved, received or taken or will occur or result, and similar such expressions also identify forward-looking information. These forward-looking statements, including the Company’s 2025 full-year guidance, its three-year financial targets, anticipated launch dates for pipeline products and projected peak sales, are based upon the current expectations and beliefs of management and are provided for the purpose of providing additional information about such expectations and beliefs, and readers are cautioned that these statements may not be appropriate for other purposes. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in Bausch + Lomb’s filings with the U.S. Securities and Exchange Commission (“SEC”) and the Canadian Securities Administrators (the “CSA”), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (which was filed with the SEC and CSA on February 19, 2025) and its most recent quarterly filings, which factors are incorporated herein by reference. They also include risks relating to the development of pipeline products, including the risk that studies may not produce successful results or demonstrate safety and efficacy in humans, risks that pre-clinical and clinical trials may be delayed (which, in turn, may delay the launch of these products) and risks that the regulatory approval of products may be lengthy, costly and, ultimately, not successful. They also include risks relating to the launch and commercialization of products, including risks relating to the costs, required resources and unpredictability of commercial launches, risks that products may not achieve the anticipated levels of market acceptance, which can result from a number of factors, many of which are outside of the Company’s control, risks that products may experience negative publicity or reputational harm, competitive risks, such as competitors beating the Company to market or developing new or better technologies and risks that the Company may face supply interruptions with finished products or components thereof, which, in turn, may impact the Company’s ability to successfully launch or commercialize products. They also include risks and uncertainties respecting the proposed plan to separate the Company into an independent, publicly traded company, separate from the remainder of Bausch Health Companies Inc. (“BHC”) (the “separation”), which include, but are not limited to, the expected benefits and costs of the separation, the expected timing of completion of the separation and its manner and terms (including that it may include the transfer of all or a portion of BHC’s remaining direct or indirect equity interest in Bausch + Lomb to its shareholders (the “distribution”)), the expectation that, if the separation is to be effected through a distribution, then it will be completed following the achievement of targeted debt leverage ratios, subject to market conditions and receipt of applicable shareholder and other necessary approvals and other factors (including those described in BHC’s public statements), the ability to complete the distribution considering the various conditions to the completion of the distribution (some of which are outside the Company’s and BHC’s control, including conditions related to regulatory matters and receipt of applicable shareholder and other approvals), the impact of any potential sales or dispositions of the Company’s common shares by BHC (including in connection with a foreclosure on the Bausch + Lomb common shares owned by BHC that are or maybe pledged as collateral for certain of BHC’s debt), that market or other conditions are no longer favorable to completing the transaction, that applicable shareholder, stock exchange, regulatory or other approval is not obtained on the terms or timelines anticipated or at all, business disruption during the pendency of or following the separation, diversion of management time on separation-related issues, retention of existing management team members, the reaction of customers and other parties to the separation, the structure of the distribution, the qualification of the distribution as a tax-free transaction for Canadian and/or U.S. federal income tax purposes (including whether or not an advance ruling from the Canada Revenue Agency and/or the Internal Revenue Service will be sought or obtained), the ability of the Company and BHC to satisfy the conditions required to maintain the tax-free status of the distribution (some of which are beyond their control), other potential tax or other liabilities that may arise as a result of the distribution, the potential dis-synergy costs resulting from the separation, the impact of the separation on relationships with customers, suppliers, employees and other business counterparties, general economic conditions, conditions in the markets the Company is engaged in, behavior of customers, suppliers and competitors, technological developments and legal and regulatory rules affecting the Company’s business. In particular, the Company can offer no assurance that the separation will occur at all, or that any such transaction will occur on the terms and timelines or in the manner anticipated by the Company and BHC. They also include risks and uncertainties relating to acquisitions and other business development transactions the Company has completed or may, in the future, pursue and complete, including risks that pending transactions may not close, risks that the Company may not realize the expected benefits of those transactions on a timely basis or at all and, where applicable, risks relating to increased levels of debt as a result of debt incurred to finance such transactions, including in regards to compliance with the Company’s debt covenants. They also include the expected impact of the tariffs imposed by the U.S. and counter-tariffs or other retaliatory measures imposed on the U.S. by other countries and disruptions to global supply chains and other potential results as a result of these developments and the Company’s ability to successfully manage the expected impact of such tariffs and counter-tariffs and other measures, including the success of planned actions and levers to manage these matters. Finally, they also include, but are not limited to, risks and uncertainties caused by or relating to a potential recession and other adverse economic conditions (such as heightened inflation and interest rates, fluctuations in exchange rates, imposition of and adverse changes to tariffs, duties and other trade protection measures and slower growth), which could adversely impact the Company’s revenues, expenses and resulting margins. In addition, certain material factors and assumptions have been applied in making these forward-looking statements, including the assumption that the risks and uncertainties outlined above will not cause actual results or events to differ materially from those described in these forward-looking statements. In addition, management has also made certain assumptions regarding 2025 full-year guidance with respect to expectations regarding base performance growth, business performance, currency impact, impacts of inflation, the Company’s ability to offset the impact of tariffs in 2025 (based on the current tariff policy and the actions the Company is taking to manage these measures), adjusted gross margin (non-GAAP), adjusted SG&A expense (non-GAAP) and the Company's ability to continue to manage such expense in the manner anticipated, interest expense (which will vary based on, among other things, interest rates and the Company’s indebtedness), adjusted tax rate, and full year capex and the anticipated timing and extent of the Company's R&D expense. In addition, management has also made certain assumptions regarding its three year financial targets, including with respect to expectations regarding constant currency CAGRs for segments and businesses over the period, anticipated adjusted R&D expense, anticipated CapEx over the period, expectations regarding adjusted tax rate and anticipated share count.

Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Bausch + Lomb undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this news release or to reflect actual outcomes, unless required by law.

Non-GAAP Information

To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses certain non-GAAP financial measures and ratios. Management uses these non-GAAP measures and ratios as key metrics in the evaluation of the Company’s performance and the consolidated financial results and, in part, in the determination of cash bonuses for its executive officers. The Company believes these non-GAAP measures and ratios are useful to investors in their assessment of the Company’s operating performance and the valuation of the Company. In addition, these non-GAAP measures and ratios address questions the Company routinely receives from analysts and investors, and in order to assure that all investors have access to similar data, the Company has determined that it is appropriate to make this data available to all investors.

These measures and ratios do not have any standardized meaning under GAAP and other companies may use similarly titled non-GAAP financial measures and ratios that are calculated differently from the way the Company calculates such measures and ratios. Accordingly, the Company’s non-GAAP financial measures and ratios may not be comparable to similar non-GAAP measures and ratios of other companies. The Company cautions investors not to place undue reliance on such non-GAAP measures and ratios, but instead to consider them with the most directly comparable GAAP measures and ratios. Non-GAAP financial measures and ratios have limitations as analytical tools and should not be considered in isolation. They should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

For outlook purposes, the Company does not provide reconciliations of projected Constant Currency Revenue Growth to projected GAAP Revenue Growth, projected Adjusted EBITDA excluding Acquired IPR&D (non-GAAP) to projected GAAP net income (loss), projected Adjusted EBITDA Margin excluding Acquired IPR&D (non-GAAP) to projected GAAP net income (loss) margin, projected Adjusted Cash Flow from Operations to projected Cash flow from operations/Cash used in operations (loss) attributable to Bausch + Lomb Corporation, the components of projected net leverage to their GAAP equivalents (project net debt to debt and projected Adjusted EBITDA excluding Acquired IPR&D (non-GAAP) to projected GAAP net income (loss)), or projected Adjusted EPS Attributable to Bausch + Lomb (excl. Acq. IPR&D) to projected Diluted income per share attributable to Bausch + Lomb Corporation (“GAAP EPS”) in each case, due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. These amounts may be material and, therefore, could result in the projected GAAP measure or ratio being materially different or less than the projected non-GAAP measure or ratio. These statements represent forward-looking information and may represent a financial outlook, and actual results may vary. Please see the risks and assumptions referred to in the Forward-looking Statements section of this news release.

Specific Non-GAAP Measures

EBITDA, Adjusted EBITDA and Adjusted EBITDA excluding Acquired IPR&D

EBITDA (non-GAAP) is Net income (loss) attributable to Bausch + Lomb Corporation (its most directly comparable U.S. GAAP financial measure) adjusted for interest, income taxes, depreciation and amortization. Adjusted EBITDA (non-GAAP) is EBITDA (non-GAAP) further adjusted for the items described below. Management believes that Adjusted EBITDA (non-GAAP), along with the GAAP measures used by management, most appropriately reflect how the Company measures the business internally and sets operational goals and incentives. In particular, the Company believes that Adjusted EBITDA (non-GAAP) focuses management on the Company’s underlying operational results and business performance. As a result, the Company uses Adjusted EBITDA (non-GAAP) both to assess the actual financial performance of the Company and to forecast future results as part of its guidance. Management believes Adjusted EBITDA (non-GAAP) is a useful measure to evaluate current performance. Adjusted EBITDA (non-GAAP) is intended to show unleveraged, pre-tax operating results and therefore reflects the Company’s financial performance based on operational factors. In addition, cash bonuses for the Company’s executive officers and other key employees are based, in part, on the achievement of certain Adjusted EBITDA (non-GAAP) targets. Adjusted EBITDA margin (non-GAAP) is Adjusted EBITDA (non-GAAP) divided by Revenues.

Adjusted EBITDA (non-GAAP) is Net income (loss) attributable to Bausch + Lomb Corporation (its most directly comparable U.S. GAAP financial measure) adjusted for interest expense, net, (benefit from) provision for income taxes, depreciation and amortization and further adjusted for the following items:

•	Asset impairments: The Company has excluded the impact of impairments of finite-lived and indefinite-lived intangible assets as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions and divestitures. The Company believes that the adjustments of these items correlate with the sustainability of the Company’s operating performance. Although the Company excludes impairments of intangible assets from measuring the performance of the Company and its business, the Company believes that it is important for investors to understand that intangible assets contribute to revenue generation.

•	Restructuring, integration and transformation costs: The Company has incurred restructuring costs as it implemented certain strategies, which involved, among other things, improvements to its infrastructure and operations, internal reorganizations and impacts from the divestiture of assets and businesses. With regard to infrastructure and operational improvements which the Company has taken to improve efficiencies in the businesses and facilities, these tend to be costs intended to right size the business or organization that fluctuate significantly between periods in amount, size and timing, depending on the improvement project, reorganization or transaction. Additionally, with the completion of the Bausch + Lomb IPO, as the Company prepares for post-separation operations, the Company is launching certain transformation initiatives that will result in certain changes to and investment in its organizational structure and operations. These transformation initiatives arise outside of the ordinary course of continuing operations and, as is the case with the Company’s restructuring efforts, costs associated with these transformation initiatives are expected to fluctuate between periods in amount, size and timing. These out-of-the-ordinary-course charges include third-party advisory costs, as well as certain compensation-related costs. Investors should understand that the outcome of these transformation initiatives may result in future restructuring actions and certain of these charges could recur. The Company believes that the adjustments of these items provide supplemental information with regard to the sustainability of the Company’s operating performance, allow for a comparison of the financial results to historical operations and forward-looking guidance and, as a result, provide useful supplemental information to investors.

•	Acquisition-related costs and adjustments excluding amortization of intangible assets: The Company has excluded the impact of acquisition-related costs and fair value inventory step-up resulting from acquisitions as the amounts and frequency of such costs and adjustments are not consistent and are significantly impacted by the timing and size of its acquisitions. In addition, the Company excludes the impact of acquisition-related contingent consideration non-cash adjustments due to the inherent uncertainty and volatility associated with such amounts based on changes in assumptions with respect to fair value estimates, and the amount and frequency of such adjustments are not consistent and are significantly impacted by the timing and size of the Company’s acquisitions, as well as the nature of the agreed-upon consideration.

•	Share-based compensation: The Company excludes costs relating to share-based compensation. The Company believes that the exclusion of share-based compensation expense assists investors in the comparisons of operating results to peer companies. Share-based compensation expense can vary significantly based on the timing, size and nature of awards granted.

•	Separation costs and separation-related costs: The Company has excluded certain costs incurred in connection with activities taken to: (i) separate the Bausch + Lomb business from the remainder of BHC and (ii) register the Bausch + Lomb business as an independent publicly traded entity. Separation costs are incremental costs directly related to effectuating the separation of the Bausch + Lomb business from the remainder of BHC and include, but are not limited to, legal, audit and advisory fees, talent acquisition costs and costs associated with establishing a new Board of Directors and Audit Committee. Separation-related costs are incremental costs indirectly related to the separation of the Bausch + Lomb business from the remainder of BHC and include, but are not limited to, IT infrastructure and software licensing costs, rebranding costs and costs associated with facility relocation and/or modification. As these costs arise from events outside of the ordinary course of continuing operations, the Company believes that the adjustments of these items provide supplemental information with regard to the sustainability of the Company’s operating performance, allow for a comparison of the financial results to historical operations and forward-looking guidance and, as a result, provide useful supplemental information to investors.

•	Gain (Loss) on extinguishment of debt: The Company has excluded loss on extinguishment of debt as this represents a loss from refinancing its existing debt and is not a reflection of its operations for the period. Further, the amount and frequency of such amounts are not consistent and are significantly impacted by the timing and size of debt financing transactions and other factors in the debt market that are not in management’s control. Bausch + Lomb did not have any material losses on extinguishment of debt prior to the second quarter of 2025.

•	Other Non-GAAP adjustments: The Company also excludes certain other amounts, including IT infrastructure investment, litigation and other matters, gain/(loss) on sales of assets and certain other amounts that are the result of other, non-comparable events to measure operating performance if and when present in the periods presented. These events arise outside of the ordinary course of continuing operations. Given the unique nature of the matters relating to these costs, the Company believes these items are not routine operating expenses. For example, legal settlements and judgments vary significantly, in their nature, size and frequency, and, due to this volatility, the Company believes the costs associated with legal settlements and judgments are not routine operating expenses. The Company excluded these costs as this event is outside of the ordinary course of continuing operations and infrequent in nature. The Company believes that the exclusion of such out-of-the-ordinary-course amounts provides supplemental information to assist in the comparison of the financial results of the Company from period to period and, therefore, provides useful supplemental information to investors. However, investors should understand that many of these costs could recur and that companies in the industry often face litigation.

Adjusted EBITDA excluding Acquired In-Process Research and Development (IPR&D) (non-GAAP) is Adjusted EBITDA (non-GAAP) further adjusted to exclude Acquired IPR&D. Adjusted EBITDA Margin excluding Acquired In-Process Research and Development (IPR&D) is Adjusted EBITDA (non-GAAP) further adjusted to exclude Acquired IPR&D divided by Revenues. The IPR&D expenditures represent costs directly resulting from business development transactions and not through the normal course of business. The Company believes that the exclusion of such out-of-the-ordinary-course amounts provides supplemental information to assist in the comparison of the financial results of the Company from period to period and, therefore, provides useful supplemental information to investors in assessing the Company’s performance. However, investors should understand that the Company may enter into additional business development transactions in the future and, as a result, such Acquired IPR&D may recur in the future.

Constant Currency
Constant currency change or constant currency growth is calculated by adjusting or further adjusting a measure or ratio by changes in or impact of foreign currency exchange rates. Constant currency impact is determined by comparing 2025 amounts adjusted to exclude currency impact, calculated using 2024 monthly average exchange rates, to the actual 2024 reported amounts. Constant currency revenue is GAAP revenue (its most directly comparable GAAP financial measure) adjusted for changes in foreign currency exchange rates. The Company uses Constant Currency Revenues (non-GAAP) and Constant Currency Revenue Growth (non-GAAP) to assess performance of its reportable segments, and the Company in total, without the impact of foreign currency exchange fluctuations. The Company believes that such measures are useful to investors as they provide a supplemental period-to-period comparison.

Although changes in foreign currency exchange rates are part of the business, they are not within management’s control. Changes in foreign currency exchange rates, however, can mask positive or negative trends in the underlying business performance.

Adjusted Cash Flow from Operations/Adjusted Cash Flow from Operations to Adj. EBITDA (excl. acq. IPR&D) conversion

Adjusted cash flow from operations (non-GAAP) is Cash flow from operations/Cash used in operations (loss) attributable to Bausch + Lomb Corporation (its most directly comparable GAAP financial measure) adjusted for: (i) payments of legacy legal settlements, net of insurance proceeds, if any (ii) payments for separation costs, IPO costs, separation-related costs, and IPO-related costs (iii) payments for business transformation costs and (iv) payments for financing fees related to the modification of debt, if any. Management believes that Adjusted cash flow from operations (non-GAAP), along with the GAAP and non-GAAP measures used by management, most appropriately reflect how the Company measures the business internally. The Company uses Adjusted cash flow from operations (non-GAAP) both to assess the actual financial performance of the Company and to forecast future results as part of its guidance. Management believes Adjusted cash flow from operations (non-GAAP) is a useful measure to evaluate current performance amounts. As these payments arise from events outside of the ordinary course of continuing operations as discussed above, the Company believes that the adjustments of these items provide supplemental information with regard to the sustainability of the Company’s cash from operations, allow for a comparison of the financial results to historical operations and forward-looking guidance and, as a result, provide useful supplemental information to investors. Adjusted cash flow from operations to Adj. EBITDA (excl. acq. IPR&D) conversion is Adjusted cash flow from operations divided by Adjusted EBITDA (excluding Acquired IPR&D).

Net Leverage

Net Leverage is the ratio of net debt (which is calculated as total debt (its GAAP equivalent) less cash and cash equivalents) over Adjusted EBITDA (excluding Acquired IPR&D). Management believes that net leverage is an important measure of the Company’s overall liquidity position and an indicator of its ability to meet financial obligations.

Adjusted EPS (non-GAAP) and Adjusted EPS excluding Acquired IPR&D (non-GAAP)
Adjusted earnings per share or Adjusted EPS (non-GAAP) is calculated as Diluted income per share attributable to Bausch + Lomb Corporation (“GAAP EPS”) (its most directly comparable GAAP financial measure), adjusted for the per diluted share impact of each adjustment made to reconcile Net income (loss) attributable to Bausch + Lomb Corporation to Adjusted net income (non-GAAP) as discussed above. Adjusted EPS excluding Acquired IPR&D (non-GAAP) is Adjusted EPS (non-GAAP) further adjusted for the per diluted share impact of Acquired IPR&D. Like Adjusted net income (non-GAAP), Adjusted EPS (non-GAAP) and Adjusted EPS excluding Acquired IPR&D (non-GAAP) excludes the impact of certain items that may obscure trends in the Company’s underlying performance on a per share basis. By disclosing these non-GAAP measures, it is management’s intention to provide investors with a meaningful, supplemental comparison of the Company’s results and trends for the periods presented on a diluted share basis. Accordingly, the Company believes that Adjusted EPS (non-GAAP) and Adjusted EPS excluding Acquired IPR&D (non-GAAP) are useful to investors in their assessment of the Company’s operating performance, the valuation of the Company and an investor’s return on investment. It is also noted that, for the periods presented, the Company’s GAAP EPS was significantly lower than its Adjusted EPS (non-GAAP) and Adjusted EPS excluding Acquired IPR&D (non-GAAP).

© 2025 Bausch + Lomb.

Media Contact:

Chris Clark
chris.clark@bausch.com

(848) 360-1100

Investor Contact:

George Gadkowski

george.gadkowski@bausch.com

(877) 354-3705 (toll free)

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